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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY TO TENDER
                     UNREGISTERED 10 1/4% SENIOR NOTES DUE 2006
                        (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                         OF

                                COSTILLA ENERGY, INC.

                        PURSUANT TO THE OFFER TO EXCHANGE AND
                       PROSPECTUS DATED                , 1998

     As set forth in the Exchange Offer (as defined in the Prospectus (as hereinafter defined)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 10 1/4% Senior Notes Due 2006 (the "Private Notes") of Costilla Energy, Inc. are not immediately available or time will not permit a holder's Private Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand delivery, or by overnight mail to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.
                             ---------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
  TIME, ON        , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
                            EXTENDED BY THE COMPANY.
                             ---------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      STATE STREET BANK AND TRUST COMPANY

      By Registered or Certified Mail,                         By Facsimile:
      Overnight Mail or Hand Delivery:
     State Street Bank and Trust Company            State Street Bank and Trust Company
         Corporate Trust Department                Attention: Corporate Trust Department
           Two International Place                            (617) 664-5371
         Boston, Massachusetts 02110

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.) DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA
 FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Costilla Energy, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
  , 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal,
receipt of which is hereby acknowledged, $          in aggregate principal
amount of Private Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

                                            Name(s) of Registered Holder(s):

                                            ------------------------------------
                                                   (Please Type or Print)

                                            Address:

                                            ------------------------------------

                                            ------------------------------------

                                            Area Code & Telephone No.:

                                            ------------------------------------

                                            Certificate Number(s) for
                                            Private Notes (if available):

                                            ------------------------------------

                                            Total Principal Amount
                                            of Private Notes Tendered:

                                            ------------------------------------

                                            Signature of Registered Holder(s):

                                            ------------------------------------

                                            Dated:

                                            ------------------------------------

                                            [ ]  The Depository Trust Company
                                                 (Check if shares of Private
                                                 Notes will be tendered by
                                                 book-entry transfer)

                                            Account Number:

                                            ------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") hereby guarantees (a) that the above named person(s) "own(s)" the Private Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Exchange Act, (b) that such tender of such Private Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Private Notes tendered hereby or confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five Nasdaq Stock Market trading days after the Expiration Date.

                                            Name of Firm:

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                                            Address:

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                                            ------------------------------------

                                            Area Code and Telephone No.:

                                            ------------------------------------

                                            Authorized Signature:

                                            ------------------------------------

                                            Name:

                                            ------------------------------------

                                            Title:

                                            ------------------------------------

                                            Dated:

                                            ------------------------------------

                NOTE: DO NOT SEND PRIVATE NOTES WITH THIS FORM.
        PRIVATE NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.